J.P. MORGAN TAX AWARE FUNDS

JPMorgan Tax Aware High Income Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated February 11, 2013 to the

Prospectus dated July 1, 2012, as supplemented

Effective immediately, the portfolio managers’ information for the JPMorgan Tax Aware High Income Fund (the “Fund”) Prospectus in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jennifer Tabak	2007	Executive Director
Deepa Majmudar	2007	Executive Director
Richard Taormina	2007	Managing Director
William J. Morgan	2007	Managing Director
Chad A. Engelbert	2013	Executive Director

In addition, in the section titled “The Fund’s Management and Administration—The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the strategy and tactical allocations for the Fund. The portfolio managers are assisted by multiple specialist teams who support the strategies of the Fund within the parameters established by the lead portfolio managers.

The portfolio management team for the Fund consists of Jennifer Tabak, Richard Taormina, Deepa Majmudar, William J. Morgan and Chad A. Engelbert who have been responsible for the day-to-day management of the Fund since 2013 with respect to Mr. Engelbert and since its inception with respect to the other portfolio managers. Ms. Tabak, Executive Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Fund’s investments in tax-exempt securities. Previously, Ms. Tabak was a senior fixed income research analyst responsible for research and analysis of the housing, non-profit and student loan sectors of the tax exempt market. An employee of JPMIM or a predecessor firm since 1991, Ms. Tabak served in a research analyst role from 1996 to 2005 and has experience in a variety of market sectors, including money market funds and corporate bonds. Mr. Taormina, Managing Director, is a portfolio manager in the Tax Aware Fixed Income Group and is responsible for overseeing the Fund’s investments in taxable and tax-exempt securities. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis. Ms. Majmudar, Executive Director, is a portfolio manager in the Diversified Strategies Group. An employee since 2003, Ms. Majmudar is responsible for developing the Fund’s quantitative and risk management strategies. Mr. Morgan, Managing Director, is the high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan has been an employee of JPMIM and/or affiliated firms since 1998. Mr. Engelbert is responsible for the day-to-day management of The Fund’s investments in taxable securities. An employee of JPMIM or predecessor firms since 2000, Mr. Engelbert has 17 years of investment experience. He is a high yield credit analyst currently covering the utility, textiles, pipelines, distributors and retail industries.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-TAHI-PM-213

J.P. MORGAN FUNDS

JPMorgan Floating Rate Income Fund

Prospectus dated December 28, 2012

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated February 11, 2013 to the

Prospectus date December 28, 2012

Effective immediately, the portfolio managers’ information for the JPMorgan Floating Rate Income Fund (the “Fund”) Prospectus in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
William J. Morgan	2011	Managing Director
James P. Shanahan, Jr.	2011	Managing Director
Chad A. Engelbert	2013	Executive Director

In addition, the first paragraph in the section titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

The Portfolio Managers

The portfolio management team for the Fund is comprised of William J. Morgan, Managing Director, James P. Shanahan, Jr., Managing Director, and Chad A. Engelbert, Executive Director and CFA charterholder. Mr. Morgan is a high yield team leader and portfolio manager for accounts in the broad high yield, leveraged loan, and short duration high yield styles. An employee of JPMIM or predecessor firms since 1998, Mr. Morgan has worked in the high yield investment industry since 1982 and has been a portfolio manager of the Fund since its inception. An employee of JPMIM or predecessor firms since 1998, Mr. Shanahan is a portfolio manager for accounts in the broad opportunistic, distressed debt and special situations strategies in addition to serving as co-manager on bank loan strategies. Mr. Shanahan has served a portfolio manager of the Fund since its inception. Mr. Engelbert has been an employee of JPMIM or predecessor firms since 2000 and joined the portfolio management team of the Fund in 2013. In addition to his duties as portfolio manager, Mr. Engelbert is a high yield credit analyst currently covering the utility, textiles, pipelines, distributors and retail industries.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-FRI-PM-213